UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007

VOLT INFORMATION SCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-9232	13-5658129
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

560 Lexington Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4 (c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       Pursuant to the terms of the 2006 Incentive Stock Plan, as amended (the "Plan"), on December 18, 2007, the Compensation Committee approved grants of non-qualified stock options to certain officers to purchase shares of the Company's common stock, par value $.10 per share (the "Company Common Stock"), at a price of $13.32 per share, representing the closing price of the Company Common Stock as reported on the New York Stock Exchange on December 18, 2007, which the Board determined to be the fair market value of the Company Common Stock on the date of grant. In addition, the Compensation Committee approved a grant to certain officers of restricted stock units. The stock options and restricted stock units were granted for the purpose of more closely aligning the interests of the grantees with the interests of the Company's stockholders and providing an increased incentive for those individuals to work for the Company's long-term success. The Named Executive Officers (taken from the Company's Proxy Statement dated February 28, 2007) who received non-qualified stock options and/or restricted stock units are identified below.

Name	Restricted Stock Units			Stock Options
	Option 1	Option 2	Total
Steven A. Shaw President and Chief Executive Officer	10,000	10,000	20,000	20,000
Howard B. Weinreich Senior Vice President and General Counsel	3,000	4,500	7,500	3,000
Jack Egan Senior Vice President and Chief Financial Officer	3,000	4,500	7,500	3,000
Thomas Daley Senior Vice President	1,500	4,500	6,000	3,000

               The restricted stock units were granted in two groups. Under Option 1, if a certain performance goal is met, the restricted stock units awarded will be considered earned in full but if the performance goal is not met, the restricted stock units awarded will be forfeited. Option 2 has the same terms as those of Option 1, except that if the Company's performance falls short of the performance goal but exceeds a certain minimum performance threshold, one-half of the restricted stock units will be considered earned and the balance will be forfeited. The performance goal for Option 1 was set at the target growth rate of 10% per year. The performance goal and the minimum performance threshold in Option 2 were set at target growth rates of 20% and 15%, respectively. The earned portion of restricted stock units will vest in five equal annual installments beginning on the 15th day of the third month of the Company's fiscal year 2012, provided that the participants continue to serve until the applicable date and no cause for the termination of employment exists at the applicable date. If a change in control occurs, all of the restricted stock units will be considered to be earned, subject to vesting, forfeiture and pro-ration as provided in the Restricted Stock Unit Agreements.

The non-qualified stock options expire on December 17, 2017. Such stock options will be considered earned in full if the performance goal described below is met. If such performance goal is not met but the Company’s performance exceeds the minimum performance threshold described below, one-half of the options will be considered earned and the balance will be forfeited. If the Company's performance falls short of the minimum performance threshold, the options will be forfeited. The performance goal and the minimum performance threshold were set at the target growth rates of 20% and 15%, respectively.  The earned portion of non-qualified stock options will vest in four equal annual installments beginning on the 15th day of the third month of the Company's fiscal year 2013, provided that the participants continue to serve until the applicable date and no cause for the termination of employment exists at the applicable date. If a change in control occurs, all of the non-qualified stock options will be considered to be earned, subject to vesting, forfeiture and pro-ration as provided in the Non-Qualified Stock Option Agreements.

The foregoing description of restricted stock units and non-qualified stock options is a summary only and is qualified in its entirety by reference to the full text of Restricted Stock Unit Agreements and Non-qualified Stock Option Agreements, as applicable, the forms of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and are incorporated into this Item 5.02 by reference.

On December 18, 2007, the Compensation Committee also approved an increase in the base salary of  Steven A. Shaw,  President and Chief Executive Officer, from $520,000 to $575,000, effective January 1, 2008.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)       The New York Stock Exchange ("NYSE") has adopted a requirement that all listed companies must become "DRS Eligible" by January 1, 2008. A DRS permits an investor's ownership to be recorded on the books of the issuer without the issuance of a physical stock certificate. Issuers do not have to participate in DRS at this time, but must be declared eligible. Although the Company has decided that it will not participate in DRS at this time, on December 18, 2007, the Board of Directors of the Company amended the Company's Bylaws, effective the same day, to permit book entry ownership of shares, in order for the Company to become "DRS Eligible".

To effect such amendment Article 5 (Shares) of the Corporation’s By-laws was deleted in its entirety and amended to read as follows:

5.1

Certificates: The shares of the Corporation shall be represented by certificates in the form approved by the Board of Directors. These shares shall be transferable on the Corporation’s books, upon surrender of the certificate for the shares properly endorsed. The Board of Directors may require satisfactory surety before issuing a new certificate claimed to have been lost or destroyed.

5.2

Book-Entry System for Share Ownership. Notwithstanding the foregoing, the Corporation may issue shares of stock in the form of uncertificated shares. Such uncertificated shares of stock shall be credited to a book-entry account maintained by the Corporation (or its designee) on behalf of the shareholders.

5.3

Direct Registration Program. Notwithstanding the foregoing, the shares of stock of the Corporation shall be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17(A) of the Securities Exchange Act of 1934, as amended.

5.4

Determination of Shareholders of Record. The Board of Directors may fix, in advance, a date as the record date for the determination of shareholders entitled to notice of or to vote at any meeting of the shareholders, or to express consent to or dissent from any proposal without a meeting, or to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action. The record date may not be more than 60 nor less than 10 days before the date of the meeting, nor more than 60 days before any other action.

The Company’s Bylaws, as amended through December 18, 2007, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

3.2	Bylaws of Volt Information Sciences, Inc., as amended through December 18, 2007

10.1	Form of Restricted Stock Unit Agreement (Option 1)

10.2	Form of Restricted Stock Unit Agreement (Option 2)

10.3	Form of Non-Qualified Stock Option Agreement

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: December 26, 2007	By:	/s/ Howard B. Weinreich
Howard B. Weinreich
Senior Vice President & General Counsel

EXHIBIT INDEX

3.2	Bylaws of Volt Information Sciences, Inc., as amended through December 18, 2007

10.1	Form of Restricted Stock Unit Agreement (Option 1)

10.2	Form of Restricted Stock Unit Agreement (Option 2)

10.3	Form of Non-Qualified Stock Option Agreement